EXHIBIT 99.3


June 30, 2000                                               $2,100,000.00
Atlanta, Georgia


                   CONVERTIBLE SECURED PROMISSORY NOTE
                   -----------------------------------


     FOR VALUE RECEIVED, the undersigned Netvoice Encom LP, a Texas limited partnership ("Maker"), promises to pay to the order of World Access Telecommunications Group, Inc., an Illinois corporation ("Holder"), the principal amount of Two Million and One Hundred Thousand Dollars ($2,100,000.00), together with interest on so much thereof as is from time to time outstanding and unpaid at the Applicable Interest Rate (as defined in Section 1(b) hereof), in lawful money of the United States of America, which shall at the time of payment be legal tender in payment of all debts and dues, public and private.

1.        ACCRUAL AND CALCULATION OF INTEREST.

     (a) Interest shall accrue on the outstanding principal balance of this Convertible Secured Promissory Note (this "Note") at the "Applicable Interest Rate" (as defined below) in effect from time to time. Interest shall be computed hereunder based on a 360-day year, and shall accrue for each and every day (365 days per year) on which any indebtedness remains outstanding hereunder.

     (b) As used herein, the "Applicable Interest Rate" in effect at any time during any "Interest Period" (as defined below) shall mean an interest rate per annum equal to two percent (2.0%) plus "LIBOR" (as defined below) with respect to such Interest Period.

     (c) As used herein, the term "LIBOR" shall mean a rate effective for each "Interest Period" (as defined below) equal to the rate per annum (rounded upwards, if not already in even one-sixteenths of one percent, to the nearest one-sixteenth of one percent) published in the Money Rates section of THE WALL STREET JOURNAL for the date which is one (1) "LIBOR Business Day" (as defined below) prior to the first day of such Interest Period, as the London Interbank Offered Rate for U.S. dollar deposits having a designated maturity of three (3) months (or if such publication shall cease to be publicly available or if the information contained in such publication, in Holder's judgment, shall cease to accurately reflect such London Interbank Offered Rate, then the parties shall select any publicly available source of similar market data that accurately reflects such London Interbank Offered Rate).

     (d) As used herein, the term "Interest Period" shall mean (i) with respect to the calculation of the first payment of interest due under this Note, the period commencing on the date hereof and continuing through September 30, 2000, and (ii) with respect to the calculation of each subsequent payment of interest due under this Note, the calendar quarter with respect to which such interest is due and payable, ending on, and including, March 31, June 30, September 30 or December 31, as applicable.

     (e) As used herein, the term "LIBOR Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which banks in the City of London, England are required or permitted to be closed for interbank or foreign exchange transactions.

2.        PAYMENTS OF PRINCIPAL AND INTEREST.

     (a) Maker shall make calendar quarterly payments of interest accruing under this Note, as follows: On each March 31st, June 30th, September 30th and December 31st, beginning on September 30, 2000 and continuing until the "Maturity Date" (as defined below), Maker shall pay to Holder all interest accrued under this Note at the Applicable Interest Rate during such Interest Period with respect to which such interest is due and payable. As used herein, the term "Maturity Date" shall mean June 30, 2005.

     (b) Principal amounts due under this Note shall be paid to Holder as follows: On December 31, 2001, Maker shall pay to Holder a principal payment of Three Hundred Fifty Thousand and No/100 Dollars ($350,000.00). Thereafter, the remaining outstanding principal amount evidenced by this Note shall be payable in equal consecutive quarterly installments on each March 31st, June 30th, September 30th and December 31st, beginning on March 31, 2002 and continuing until the Maturity Date.

     (c) On the Maturity Date, the entire remaining outstanding principal balance of this Note, together will all accrued and unpaid interest thereon, shall be due and payable in full.

     (d) All payments due under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever other than Maker's right of setoff as provided in Section 5.1(g) of the Asset Purchase Agreement, of even date herewith, between Maker, Holder and NetVoice (as defined below).

3.        CONVERSION.

     (a) The then outstanding principal amount hereunder shall be convertible into shares of common stock, par value $.001 per share, of NetVoice Technologies Corporation, a Nevada corporation ("NetVoice") (such shares being referred to as "NetVoice Common Stock"), at the sole election of Holder, pursuant to the following provisions:

          (i) Holder shall have the right, at any time prior to or on the Maturity Date, to convert the then outstanding principal amount hereunder (the "Converted Principal Amount"), into such number of shares of NetVoice Common Stock as is equal to the Converted Principal Amount, DIVIDED BY the "Market Price", but in no event less than $10.00 per share. As used herein, the "Market Price" shall mean, per

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share of NetVoice Common Stock, (x) the average of the daily closing prices of NetVoice Common Stock, as reported by a national securities exchange or on the National Market System of the Nasdaq Stock Market ("Nasdaq"), for the twenty (20) consecutive trading days (in which such shares are traded on such national securities exchange or the National Market System of Nasdaq) ending at the close of trading on the trading day immediately preceding the Conversion Date (as defined below) or (y) if, on the Conversion Date, the shares of NetVoice Common Stock are not then listed or admitted to trading on a national securities exchange or the National
Market System of Nasdaq, the average of the reported closing bid and asked prices of the NetVoice Common Stock (for other over-the-counter securities) on the trading day immediately preceding the Conversion Date. If neither
(x) nor (y) is applicable, the Market Price shall mean the fair market value as determined in good faith by the Board of Directors of NetVoice unless Holder requests that NetVoice obtain an opinion of a nationally recognized investment banking firm chosen by Holder and NetVoice (at NetVoice's expense), in which event the Market Price shall be determined by such investment banking firm.

          (ii)      Holder shall exercise its conversion right under this
Section 3 by delivering to Maker a written notice (a "Conversion Notice") (the date such notice is delivered by Holder being referred to as the "Conversion Date") that Holder elects to convert the then outstanding principal amount due hereunder into shares of NetVoice Common Stock. Within five (5) business days following Holder's delivery of a Conversion Notice, Maker shall deliver to Holder a certificate or certificates representing the number of shares of NetVoice Common Stock into which the then outstanding principal amount has been converted pursuant to the terms hereof.

     (b) Notwithstanding anything herein to the contrary, interest shall continue to accrue on the Converted Principal Amount at the Applicable Interest Rate, and shall continue to be payable to Holder on a calendar quarterly basis through and including the date on which the Registration Statement (as defined below) has been declared effective by the Securities and Exchange Commission (the "SEC") (regardless of whether the Registration Statement has been declared effective by the SEC before or after the stated Maturity Date), at which time Maker shall pay to Holder all interest accrued under this Note during such Interest Period, or portion thereof with respect to which such interest is due and payable.

4. Prepayments. Prepayments of principal due hereunder may be made in whole (but not in part) at any time without penalty, provided that such prepayment is accompanied by all interest accrued but unpaid hereunder.

5. Security. The indebtedness evidenced by this Note and the obligations created hereby are secured by the collateral described in that certain Security Agreement, of even date herewith (the "Security
Agreement"), between Maker and Holder. All of the terms and provisions of the Security Agreement are incorporated herein by reference.

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6.        LATE Charge.   If any sum payable under this Note (other than the
final payment of the principal balance and interest due on the Maturity
Date) is not paid prior to the tenth (10th) day following the date such sum is due, then, subject to the provisions hereof limiting interest to the maximum amount allowable by applicable law, Maker shall pay to Holder on demand an amount equal to five percent (5%) of such past due sum, and such amount shall be secured by the Security Agreement.

7. DEFAULT. It is hereby expressly agreed that should any "Event of Default" (as defined below) occur, the indebtedness evidenced hereby, including all unpaid interest accrued thereon, shall, at the option of Holder and without notice to Maker, at once become due and payable and may be collected forthwith, whether or not the principal amount due hereunder has been converted into shares of NetVoice Common Stock or there has been a prior demand for payment and regardless of the stipulated date of maturity. So long as any default exists hereunder, regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby, and at all times after maturity of the indebtedness evidenced hereby
(whether by acceleration or otherwise), interest shall accrue on the outstanding principal balance of this Note at a rate per annum equal to four percent (4%) plus the Applicable Interest Rate which would be in effect hereunder absent such default or maturity, or if such increased rate of interest may not be collected under applicable law, then at the maximum rate of interest, if any, which may be collected from Maker under applicable law, and such default interest shall be immediately due and payable. The remedies of Holder in this Note or in the Security Agreement, or at law or in equity, shall be cumulative and concurrent, and may be pursued singularly, successively or together in Holder's discretion. In the event this Note, or any part hereof, is collected by or through an attorney-at-law, Maker agrees to pay all costs of collection including, but not limited to, reasonable attorneys' fees and expenses. As used herein, an "Event of Default" shall be deemed to have occurred upon the happening of any of the following: (a) any payment of principal or interest required under this Note has not been made within ten (10) days of the date such payment is due (it being understood and agreed, however, that no grace period is provided for the payment of principal and interest due on the Maturity Date); (b) any breach by Maker of any of its covenants or agreements hereunder, which breach has not been cured within ten (10) days following Maker's receipt of notice of such breach; (c) if, within forty-five
(45) days following the delivery of a Conversion Notice, NetVoice has not filed with the SEC a registration statement under the Securities Act of 1933, as amended, relating to the shares of NetVoice Common Stock into which the Converted Principal Amount has been converted pursuant hereto
(the "Registration Statement") and pursuant to the Registration Rights Agreement, dated June 30, 2000 (the "Registration Rights Agreement"), between NetVoice and Holder, which Registration Statement shall be in a form that can be declared effective as soon as practicable following the filing thereof, unless a Delaying Event (as defined below) exists, in which case NetVoice may delay the filing of the Registration Statement until the earlier of such time as (i) the subject of the Delaying Event has been terminated or (ii) the subject of the Delaying Event has been disclosed (provided, however, that in no event shall NetVoice be permitted to delay the filing of the Registration Statement for more than ninety (90) days following the delivery of a Conversion Notice); (d) NetVoice shall not be using its reasonable best efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof; or

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
(e) if, at such time as the Registration Statement is declared effective by the SEC, NetVoice Common Stock is not then listed or admitted to trading on any national securities exchange. For purposes hereof, a "Delaying Event" shall mean an event that would permit NetVoice to defer or delay the filing of a registration statement under Sections 2(a)(i) or 2(a)(ii) of the Registration Rights Agreement.

8. INTEREST LIMITED BY LAW. If from any circumstances whatsoever, Maker is at any time required or obligated to pay interest at a rate in excess of the maximum rate prescribed by any applicable usury statute or any other applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to such maximum rate, so that in no event shall any payment be possible under this Note that is in excess of such maximum rate.

9. PARTIAL INVALIDITY. The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision herein.

10. APPLICABLE LAW. This Note shall be construed in accordance with the laws of the State of Georgia, without giving effect to the conflict of laws principles thereof.

11. NOTICE. Any notice, request, instruction or other document to be given hereunder by any party hereto to any other party hereto must be in writing and delivered personally (including by overnight courier or express mail service) or sent by registered or certified mail, or be transmitted by facsimile or other means of electronic data transmission, confirmed by express mail or overnight courier, in each case with postage or fees prepaid,

          If to Maker         Netvoice Encom LP
          or NetVoice:        137 Montfort Drive, Suite 250
                              Dallas, Texas 75240
                              Attention: Jeff Rothell
                              Telephone No.: (972) 788-2988
                              Facsimile No.: (972) 788-2995

          With a copy to:     Locke Liddell & Sapp LLP
                              2200 Ross Avenue, Suite 2200
                              Dallas, Texas 75201
                              Attention: Jack E. Jacobsen
                              Telephone No.: (214) 740-8553
                              Facsimile No.: (214) 740-8800

          If to Holder:       World Access Telecommunications Group, Inc.
                              945 East Paces Ferry Road, Suite 2200
                              Atlanta, Georgia 30026
                              Attention: W. Tod Chmar
                              Telephone No.: (404) 231-2025
                              Facsimile No.: (404) 233-2280

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
          With a copy to:     Long Aldridge & Norman LLP
                              303 Peachtree Street, N.E., Suite 5300
                              Atlanta, Georgia 30308
                              Attention: H. Franklin Layson
                              Telephone No.: (404) 527-4052
                              Facsimile No.: (404) 527-4198

or to such other address as may be specified from time to time in a notice given by such party. Any notice with is delivered personally in the manner provided herein will be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party or the office of such party. Any notice which is addressed and mailed in the manner provided herein will be conclusively presumed to have been duly given to the party to which it is addressed at the close of business, local time of the recipient, on the first (1st) business day after the day it is so placed in the mail or, if earlier, the time of actual receipt.









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
     IN WITNESS WHEREOF, Maker has executed this Note and Holder and NetVoice have acknowledged and agreed to its terms as of the date first above written.


                                   "MAKER":

                                   NETVOICE ENCOM LP

                                   By:  Netvoice Encom GP, Inc., its
                                        general partner

                                   By: /s/ NABIL LOPEZ
                                      --------------------------------
                                   Name: Nabil Lopez
                                        ------------------------------
                                   Title: President
                                         -----------------------------

ACKNOWLEDGED AND AGREED TO:

"HOLDER":

WORLD ACCESS TELECOMMUNICATIONS GROUP, INC.

By:    /s/ MARK A. GERGEL
      --------------------------------------
Name:  Mark A. Gergel
      --------------------------------------
Title: Vice President
      --------------------------------------


"NETVOICE":

NETVOICE TECHNOLOGIES CORPORATION

By:    /s/ JEFF ROTHELL
      --------------------------------------
Name:  Jeff Rothell
      --------------------------------------
Title: President and Chief Executive Officer
      --------------------------------------

Subject to the terms of that certain Pledge Agreement dated as of December 30, 1998 and to provide collateral in respect of obligations owed by Telco Systems, Inc. and World Access Holdings, Inc. to Bank of America, N.A., under that certain Credit Agreement, dated as of December 30, 1998 and amended and restated on December 7, 1999, between Telco Systems, Inc.,
World Access Holdings, Inc., Bank of America, N.A., Fleet National Bank,
Bank Austria Creditanstalt Corporate Finance, Inc. and Banc of America Securities LLC, Holder makes the following endorsement:

Pay to the order of Bank of America, N.A., as Administrative Agent, for Bank of America, N.A. and the other banks party to the above-referenced Credit Agreement, without recourse.


                         World Access Telecommunications Group, Inc.


                         By: /s/ MARK A. GERGEL
                            --------------------------------------

                         Name: Mark A. Gergel
                              ------------------------------------

                         Title: Vice President
                               -----------------------------------